UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022

Discovery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34177	35-2333914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue South

New York, New York 10003

(Address of principal executive offices, including zip code)

212-548-5555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series A Common Stock	DISCA	Nasdaq
Series B Common Stock	DISCB	Nasdaq
Series C Common Stock	DISCK	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2022, the Board of Directors (the “Board”) of Discovery, Inc. (“Discovery”) approved a one-time discretionary bonus of $4,400,000 payable to David Zaslav, its President and Chief Executive Officer. The Board approved the one-time bonus (which is in addition to the 2021 annual bonus that Mr. Zaslav is entitled to receive under his Amended and Restated Employment Agreement, dated as of May 16, 2021) in recognition of Mr. Zaslav’s exceptional leadership through the pandemic, the successful launch of discovery+ and his efforts in 2021 to initiate, negotiate and enter into the transaction with the WarnerMedia Business (as defined below). This discretionary bonus is similar to the discretionary “performance pool” component under the 2021 Discovery Incentive Compensation Plan, pursuant to which the Compensation Committee of the Board approved additional bonus amounts payable to Discovery’s executive officers (excluding Mr. Zaslav) for exceptional individual performance during 2021.

Item 8.01	Other Events.

As previously disclosed, on May 17, 2021, Discovery, to be renamed Warner Bros. Discovery, Inc., entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Discovery, Drake Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Discovery, AT&T Inc., a Delaware corporation (“AT&T”), and Magallanes, Inc., a Delaware corporation and a wholly owned subsidiary of AT&T (“Spinco”), pursuant to which and subject to the terms and conditions therein, among other things, Discovery has agreed to acquire the business, operations and activities that constitute a portion of the WarnerMedia segment of AT&T (the “WarnerMedia Business”) in a Reverse Morris Trust-type transaction (the “Transaction”).

In connection with the Transaction, Discovery is filing this Current Report on Form 8-K to provide the following: (1) the audited combined financial statements and related notes of the WarnerMedia Business as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference, (2) the related management’s discussion and analysis of financial condition and results of operations of the WarnerMedia Business, which is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference, (3) the unaudited pro forma condensed combined financial statements of Discovery and the WarnerMedia Business, which is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference, and (4) information on financial measures that are not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), which is attached to this Current Report on Form 8-K as Exhibit 99.4 and is incorporated herein by reference.

In addition, as previously disclosed, in connection with the completion of the Transaction, it is expected that Discovery will amend and restate its amended and restated bylaws to, among other things, reflect the second restated certificate of incorporation of Warner Bros. Discovery, Inc., the combined company. The form of the Amended and Restated Bylaws of Warner Bros. Discovery, Inc. that is expected to be adopted in connection with the completion of the Transaction is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

The information contained in Exhibits 3.1, 99.1, 99.2, 99.3 and 99.4 to this Current Report on 8-K updates and supplements the disclosure contained in Discovery’s proxy statement/prospectus filed pursuant to Rule 424(b)(3) relating to the Transaction, as filed with the Securities and Exchange Commission (the “SEC”) on February 10, 2022 (the “Proxy Statement/Prospectus”), and in Discovery’s registration statement on Form S-4 (File No. 333-261188), as amended (the “Discovery Registration Statement”), which was declared effective by the SEC on February 10, 2022. Exhibits 3.1, 99.1, 99.2, 99.3 and 99.4 shall be deemed incorporated by reference into the Proxy Statement/Prospectus and the Discovery Registration Statement. To the extent that the information in this Form 8-K differs from or updates information contained in the Proxy Statement/Prospectus or the Discovery Registration Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement/Prospectus or the Discovery Registration Statement.

Cautionary Statement Concerning Forward-Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between AT&T, Spinco, and Discovery constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the transaction, including future financial and operating results, the combined Spinco and Discovery company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T and Discovery and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of, or prevent or delay the completion of, the proposed transaction; the risk that Discovery stockholders may not approve the transaction proposals; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated or that may be burdensome; potentially significant restrictions on Discovery and the combined company, which could limit their ability to undertake certain corporate actions (such as certain stock issuances or business combinations) that otherwise could be advantageous; the risk that the proposed transaction may not qualify for its intended tax treatment; risks that any of the closing conditions to the proposed transaction may not be satisfied in a timely manner; risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; risks related to Discovery’s ability to complete and the combined company’s ability to integrate, maintain and obtain the anticipated financial and other benefits, including synergies, from the proposed transaction on a timely basis or at all; the possibility that the proposed transaction may involve other unexpected costs or liabilities; the risk that the integration of Discovery and Spinco will be more difficult, time-consuming or costly than expected; risks and costs related to the pursuit and/or implementation of the separation of Spinco, including the timing anticipated to complete the separation and any changes to the configuration of businesses included in the separation if implemented; risks related to any legal proceedings that have been or may be instituted against Discovery, AT&T and/or others relating to the proposed transaction; risks related to the value of common stock of the combined company to be issued in the proposed transaction and uncertainty as to the long-term value of such common stock and AT&T common shares; the effects of the announcement, pendency, completion or failure to achieve completion of the proposed transaction on Discovery’s, AT&T’s and Spinco’s operating results and businesses generally as well as the market price of AT&T common shares and Discovery capital stock; risks related to financial community and rating agency perceptions of each of Discovery and AT&T and their respective business, operations, financial condition and the industry in which each operates; the risk that Spinco, as a newly formed entity that currently has no credit rating, will not have access to the capital markets on acceptable terms; the effects of the announcement, pendency, completion or failure to achieve completion of the proposed transaction on the ability of Discovery, AT&T or Spinco to retain customers and retain and hire key personnel and maintain relationships with their suppliers; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with GAAP and related standards, or on an adjusted or pro forma basis; inherent uncertainties involved in the estimates and assumptions used in the preparation of financial projections; future levels of indebtedness, including significant indebtedness expected to be incurred in connection with the proposed transaction, future compliance with debt covenants and the degree to which the combined company will be leveraged following the completion of the proposed transaction; failure to timely obtain or consummate the financing or refinancing required in connection with the proposed transaction upon acceptable terms or at all; changes in the distribution and viewing of television programming, including the expanded deployment of personal video recorders,subscription video-on-demand, internet protocol television, mobile personal devices, personal tablets and user-generated content and their impact on television advertising revenue; continued consolidation of distribution customers and production studios; a failure in connection with or following the proposed transaction to secure distribution agreements, or the renewal or modification of such agreements or other wholesale subscription or bundled services arrangements on less favorable terms; rapid technological changes; the inability of advertisers or affiliates to remit payment to Discovery or Spinco in a timely manner or at all; risks related to the potential impact of general economic, political and market factors on the companies or the potential transaction; industry trends, including the timing of, and spending on, feature film, television and television commercial production; spending on domestic and foreign television advertising; disagreements with Discovery’s or Spinco’s distributors or other business partners over contract interpretation; fluctuations in foreign currency exchange rates and political unrest and regulatory changes in international markets, including any proposed or adopted regulatory changes that impact the operations of Discovery’s or Spinco’s international media properties and/or modify the terms under which they offer their services and operate in international markets; market demand for foreign first-run and existing content libraries; the regulatory and competitive environment of the industries in which Discovery and Spinco, and the entities in which Discovery has interests, operate; uncertainties associated with product and service development and market acceptance, including the development and provision of programming for new television and telecommunications technologies and coordinating the offering of discovery+ and HBO Max; realizing direct-to-consumer subscriber goals, including through the activation of subscriptions by subscribers receiving access through bundled services or other wholesale subscription arrangements; future financial performance, including availability, terms and deployment of capital; the ability of suppliers and vendors to deliver products, equipment, software and services; the outcome of any pending, threatened or potential litigation; availability of qualified personnel and recruiting, motivating and retaining talent; the possibility or duration of an industry-wide strike or other job action affecting a major entertainment industry union or others involved in the development and production of the combined company’s television programming, feature films and interactive entertainment (e.g., games) who are covered by collective bargaining agreements; changes in, or failure or inability to comply with, government regulations, including, without limitation, regulations of the Federal Communications Commission and similar authorities internationally and adverse outcomes from regulatory proceedings; changes in income taxes due to regulatory changes or changes in Discovery’s or the combined company’s corporate structure; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatment of the proposed transaction; changes in the nature of key strategic relationships with partners, distributors and equity method investee partners; competitor responses to the combined company’s products and services and the products and services of the entities in which the combined company will have interests; threatened or actual cyberattacks and cybersecurity breaches; threatened or actual terrorist attacks and military action, including the intensification or expansion of the conflict in Ukraine; the risk that natural disasters, public health issues, epidemics and pandemics, including COVID-19 and its variants, or the fear of such events, could provoke responses that cause delays in the expected timing of the proposed transaction, including, without limitation, as a result of any government or company imposed travel restrictions or the closure of government offices and resulting delays with respect to any matters pending before such governmental authorities; the severity, magnitude and duration of the COVID-19 pandemic and containment, mitigation and other measures taken in response, including the potential impacts of these matters on the combined company’s business, financial condition and results of operations; the inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to impact the combined company’s business, financial condition and results of operations; reduced access to capital markets or significant increases in costs to borrow, including as a result of higher interest rates and perceived, potential or actual inflation; service disruptions or the failure of communications satellites or transmitter facilities; potential changes to the electromagnetic spectrum currently used for broadcast television and satellite distribution being considered by the Federal Communications Commission could negatively impact Spinco’s ability to deliver pay-TV network feeds of its domestic pay-TV programming networks to its affiliates, and, in some cases, Spinco’s ability to produce high-value news and entertainment programming on location; theft of Discovery’s or Spinco’s content and unauthorized duplication, distribution and exhibition of such content; changes in existing U.S. and foreign laws and regulations, as well as possible private rights of action, regarding intellectual property rights protection and privacy, personal data protection and user consent; a reduction of advertising revenue associated with unexpected reductions in the number of viewers; and other risks detailed from time to time in the respective filings of Discovery and AT&T with the SEC, including Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the registration statement on Form S-4 filed by Discovery with the SEC, which includes a preliminary proxy statement/prospectus, the proxy statement/prospectus filed by Discovery with the SEC and first mailed to Discovery stockholders on February 10, 2022, and the registration statement on Form 10 filed by Spinco with the SEC, which includes a preliminary information statement, in connection with the proposed transaction. Discussions of additional risks and uncertainties are contained in AT&T’s and Discovery’s filings with the SEC. Neither AT&T nor Discovery is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AT&T, Spinco, and Discovery. In connection with the proposed transaction, Discovery filed a registration statement on Form S-4 with the SEC containing a preliminary prospectus of Discovery that also constitutes a preliminary proxy statement of Discovery. The Form S-4 was declared effective February 10, 2022 and the proxy statement/prospectus was first mailed to Discovery stockholders on February 10, 2022. In addition, Spinco filed a registration statement on Form 10 with the SEC containing a preliminary information statement. The Form 10 has not yet become effective. After the Form 10 is effective, the information statement will be made available to AT&T stockholders. The information in the preliminary information statement is not complete and may be changed. This communication is not a substitute for the registration statements, proxy statement/prospectus, information statement or any other document which AT&T, Spinco or Discovery may file with the SEC. STOCKHOLDERS OF AT&T AND DISCOVERY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENTS, THE PROXY STATEMENT/PROSPECTUS AND THE INFORMATION STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain copies of the proxy statement/prospectus as well as other filings containing information about AT&T, Spinco and Discovery, without charge, at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by AT&T or Spinco will be made available free of charge on AT&T’s investor relations website at https://investors.att.com. Copies of documents filed with the SEC by Discovery will be made available free of charge on Discovery’s investor relations website at https://ir.corporate.discovery.com/investor-relations.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, AT&T and certain of its directors and executive officers, and Discovery and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Discovery capital stock and/or the offering of Discovery securities in respect of the proposed transaction. Information about the directors and executive officers of AT&T is set forth in the proxy statement for AT&T’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 11, 2021. Information about the directors and executive officers of Discovery is set forth in the proxy statement for Discovery’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2021. Additional information regarding the interests of these participants can also be found in the Form S-4 filed by Discovery with the SEC, which includes a preliminary proxy statement/prospectus, the proxy statement/prospectus filed by Discovery with the SEC and first mailed to Discovery stockholders on February 10, 2022, and the registration statement on Form 10 filed by Spinco with the SEC, which includes a preliminary information statement. These documents can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Form of the Amended and Restated Bylaws of Warner Bros. Discovery, Inc.

23.1	Consent of Ernst & Young LLP in respect of the WarnerMedia Business’s financial statements

99.1	Audited Combined Financial Statements and Related Notes of the WarnerMedia Business as of December 31, 2021 and 2020 and for the Years Ended December 31, 2021, 2020 and 2019

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the WarnerMedia Business

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Discovery and the WarnerMedia Business as of and for the Year Ended December 31, 2021

99.4	Non-GAAP Financial Measure

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2022	DISCOVERY, INC.

	By:	/s/ Gunnar Wiedenfels
	Name:	Gunnar Wiedenfels
	Title:	Chief Financial Officer